SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 16, 2002

ESG RE LIMITED

(Exact Name of Registrant as Specified in its Charter)

Bermuda	000-23481	Not Applicable
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

16 Church Street
Hamilton HM11, Bermuda		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

(441) 295-2185

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

The Company announced in a press release issued September 16, 2002:

(a) that it has hired a consultant to review the Company’s internal financial controls; and

(b) provided additional information related to the previous restatement announcement.

ITEM 7. EXHIBITS. Exhibit 99 Press Release dated September 16, 2002 is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 17, 2002

ESG RE LIMITED

By:	s/ Margaret L. Webster
Margaret L. Webster
Chief Administrative Officer